                          AMENDMENT TO LEASE AGREEMENT

GEORGIA, FULTON COUNTY:

      In accordance with the provisions of an Ordinance adopted by the Council of the City of Atlanta, Georgia ("CITY") on the 3rd day of October, 1988, approved by the Mayor on the 7th day of October, 1988, and approved by resolution of the Board of Directors of FILMWORKS U.S.A., INC., ("FILMWORKS") on the 26th day of April, 1988, CITY and FILMWORKS, for and in consideration of the CITY's approval of the Sublease between FILMWORKS and MCA and for and in consideration of FILMWORKS' agreements and covenants contained herein, do by this Agreement entered into as of the 10th day of October, 1988, hereby amend the "Amended Indenture of Lease" ("LEASE") between them entered into as of the 2nd day of February, 1984, as follows:

                                       1.

       The LEASE is hereby amended by adding a new section, Section 7.3.4, to the original LEASE as now written:

      "7.3.4. Capital Improvement Program.

      "FILMWORKS (Lessee) shall devote at least fifty percent of its gross rental income each year received pursuant to that certain Sublease Agreement between FILMWORKS, U.S.A.,

INC., and MCA CONCERTS, INC., as executed on January 20, 1988, commencing with the execution of this (1988) amendment to the completion of that definite and certain list of capital improvements attached hereto as EXHIBIT A, subject to the following conditions:

      "(a) A portion of the rental income in the first three years of the life of the Sublease with MCA shall be excluded from the 50% pledge, to wit: $150,000 in the first year and $75,000 in each of the second and third years;

      "(b) 50% of the rental revenues subject to the foregoing limitations shall continue to be pledged until an amount equivalent to the CITY's expenditures, as documented, pursuant to Section 4.2 of that certain agreement between the CITY OF ATLANTA and MCA CONCERTS, INC., dated as of October 10, 1988, not to exceed a cumulative total of $1.5 million, has been expended by FILMWORKS as improvements;

      "(c) The improvements associated with the 50% pledge are to be completed within the first six months of the year following the year in which the rental proceeds are received by FILMWORKS;

      "(d) If expenditures in excess of 50% of rental revenues are expended in any one calendar year, such excess will be credited to subsequent years; and

      "(e) The 50% pledge is to be devoted and dedicated exclusively to capital improvements that will restore and preserve the Exhibit Halls and Fire Station at the Demised Premises as described in the attached EXHIBIT A."

                                       2.

      Section 8.6 of the LEASE ("Coverage by others") is hereby amended by adding the following paragraph to the section as it is now written:

      "In the event that there should be residual payments made to Lessee (FILMWORKS) by virtue of any insurance policy carried upon the premises, either by FILMWORKS or by its sublessees, which residual payments are defined as that portion of insurance proceeds over and above the amounts actually paid to sublessees or used to replace or rebuild casualty losses, then such residual payments shall be devoted by FILMWORKS (Lessee) exclusively to capital improvements to the Demised Premises as approved by the CITY's Department of Parks, Recreation and Cultural Affairs."

                                       3.

      Section 8.7 of the Lease ("Indemnification") is hereby amended by adding the following paragraph to the section as now written:

      "Notwithstanding the foregoing paragraph, to the extent that the CITY's (Lessor's) interest may appear in the same, Lessee (FILMWORKS) hereby and for a valuable consideration (the approval of the Sublease with MCA) assigns its interest in the indemnity given FILMWORKS by MCA in the Sublease to the CITY (Lessor)."

      IN WITNESS WHEREOF, CITY and FILMWORKS, acting through their duly authorized officers, have executed this AMENDMENT TO LEASE under seal, as of the 10th day of October, 1988.

ATTEST:                             CITY OF ATLANTA, a Municipal
                                    Corporation of the State of
                                    Georgia ("Lessor")


/s/ [Illegible]                     By: /s/ Andrew J. Young
-----------------------------           -------------------------
Deputy Clerk of Council             ANDREW J. YOUNG, Mayor
{SEAL}
                                    Recommended:

                                    /s/ [Illegible]
                                    -----------------------------
                                    Chief Administrative Officer

As to the Mayor, Clerk of           Approved:
Council and Chief
Administrative Officer,             /s/ [Illegible]
signed, sealed and delivered        -----------------------------
in the presence of:                 Commissioner of Finance


/s/ [Illegible]                     /s/ [Illegible]
------------------------------      -----------------------------
Unofficial Witness                  Commissioner of Parks,
November 8, 1988                    Recreation & Cultural Affairs


/s/ [Illegible]                     /s/ [Illegible]
------------------------------      -----------------------------
Notary Public                       Commissioner of Public Works


[Notary Stamp]                      Approved as to Form on Behalf
                                    of the City of Atlanta:

                                    /s/ [Illegible]
                                    -----------------------------
                                    Assistant City Attorney

(SIGNATURES CONTINUED)

As to Filmworks, U.S.A.,               FILMWORKS, U.S.A., INC.
Inc., and the execution by
its officers, signed,
sealed, and delivered in               By: /s/ [Illegible]
the presence of:                           ------------------------
                                          President
                                          SEAL

/s/ [Illegible]                        By: /s/ [Illegible]
-------------------------------            ------------------------
Unofficial Witness                        Chairman of the Board of
                                          Directors


/s/ [Illegible]
-------------------------------
Notary Public

[Notary Stamp]

                                    EXHIBIT A

                            Program for Improvements

The 50% pledge is to be invested in capital improvements on the following structures:

           Exhibit Halls 1, 2, 3, and 4
           Fire House

The improvements include the following major categories of work:

(1.) Roofing Systems -- Replacement of roofing, or repair of roofing where appropriate. Includes decking, eaves, gutters, down spouts, soffets, facia boards, etc.

(2.) Bathrooms -- Renovation of bathroom area and surroundings replacement of fixtures, and elimination of hazardous electrical and plumbing conditions.

(3.) Structural cracks -- Repair and replacement of surfaces on interior and exterior walls.

(4.) Paint -- Renewal of interior and exterior wall surfaces in combination with the other types of improvements stated above.

On an annual basis, a representative from Filmworks U.S.A., Inc. is to present a capital improvements plan (based on the previous calendar year's 50% pledge) to the City's Department of Parks, Recreation and Cultural Affairs and Department of Finance for approval by these departments. So long as this plan will help accomplish the general purpose of this arrangement, restoration and preservation of the major historical buildings at the site, the City's approval cannot be withheld.

In order to assess the scope and structural needs of this restoration effort, consultants will be hired to evaluate the condition of the buildings. The consultants' reports will be included as part of the presentation to City representatives support as for the capital improvements plan proposed by Filmworks.

Should sufficient funds be available or additional needs arise, Filmworks can propose, subject to approval by the City's Department of Parks, Recreation, and Cultural Affairs and Department of Finance, that the work program deviate from the four major categories of work described herein.